Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

NOTE 22 – Subsequent Events

Note Exchanges

During the period from January 1, 2025, to January 29, 2025, the Company exchanged $605 thousand of the outstanding balance of the December 2023 Note for approximately 311,783 shares of the Company’s Class A Common Stock at exchange prices between $1.79 and $2.03 per share. The loss on the exchange is approximately $48 thousand.

Convertible Debt Conversion

In January 31, 2025, the Company has issued 242,491 shares of the Company’s Class A Common Stock related to Purchase Notice dated January 28, 2025, for an exchange amount of $297 thousand.

Securities Purchase Agreement with Avondale Capital, LLC

Securities Purchase Agreement with Avondale Capital

On March 26, 2025, the Company entered into a Securities Purchase Agreement (“SPA”) with Avondale Capital, LLC (“Investor”), pursuant to which the Company may issue and sell up to $20,000 thousand of Pre-Paid Purchase agreements (“Pre-Paid Purchases”) in tranches over time. The initial tranche included a $4,200 thousand Pre-Paid Purchase, structured with a $200 thousand original issue discount (“OID”) and $10 thousand in transaction-related fees, resulting in net proceeds of $4,000 thousand. In connection with the initial closing, the Company issued 80,000 commitment shares to the Investor.

Under the terms of the SPA, the Investor may, at its discretion and with approval of Management, convert outstanding balances into shares of the Company’s common stock at predefined fixed or formula-based prices. These conversion prices are subject to customary adjustments for stock splits, reverse splits, reclassifications, dilutive issuances, and similar corporate actions.

The agreement contains mandatory repayment provisions, including:

●	A Floor Price Trigger, requiring monthly cash repayments of $500 plus accrued interest if the Company’s volume-weighted average price (“VWAP”) remains below a specified Floor Price for 5 out of 7 consecutive trading days.

●	An Exchange Cap Trigger, which obligates repayment if the Company reaches 90% of the maximum share issuance allowed under Nasdaq Listing Rule 5635(d), unless stockholder approval is obtained.

Failure to meet these obligations or other covenant breaches would constitute an Event of Default, triggering immediate repayment of the outstanding balance plus a 10% penalty and default interest at 18% per annum.

For accounting purposes, the Pre-Paid Purchases are recorded as liabilities, due to the potential for cash settlement. The embedded conversion features and other repayment features, including the Beneficial Conversion Feature and variable-price reset mechanisms, are derivatives under ASC 815-15. The liability is remeasured each reporting period, with changes in fair value recognized in earnings.

The Company is required to maintain an effective registration statement (Form S-1) for the resale of shares issuable under the SPA and obtain stockholder approval by May 31, 2025, to issue shares beyond the Exchange Cap. Failure to obtain such approval would require the Company to settle all remaining obligations in cash.

These financing arrangements may impact the Company’s liquidity, shareholder dilution, and introduce non-cash earnings volatility related to periodic fair value adjustments of derivative instruments.

Additional Pre-Paid Purchases.

So long as certain conditions set forth in the Purchase Agreement are satisfied, including minimum trading volume thresholds and the receipt of shareholder approval to exceed applicable Nasdaq limitations, we may request one or more additional Pre-Paid Purchases. Each subsequent Pre-Paid Purchase will have (i) an original issue discount of five percent (5%) of the requested amount, (ii) no additional transaction expense beyond that initial $10,000.00, (iii) a floor price equal to 20% of the applicable Minimum Price, and (iv) a “fixed price” component capped at 120% of the Minimum Price on the closing day for such Pre-Paid Purchase. The Company retains the discretion to draw or to forego any Pre-Paid Purchases beyond the initial closing.

Nasdaq Listing Rule 5635(d) Limitation.

Notwithstanding anything to the contrary, unless and until the Company obtains requisite stockholder approval as required by Nasdaq Listing Rule 5635(d), the total cumulative number of shares of Common Stock that may be issued to Avondale under all Pre-Paid Purchases cannot exceed the numerical threshold required by that rule (the “Exchange Cap”). If we do not obtain such approval at our upcoming annual meeting or any adjournment or postponement thereof, any remaining outstanding balance above the Exchange Cap under any Pre-Paid Purchase must be satisfied in cash. The Purchase Agreement also contains standard beneficial ownership limitations preventing Avondale from exceeding 9.99% beneficial ownership of our outstanding Common Stock.

Registration Obligations.

The Company has agreed to file a registration statement covering the resale of at least 18,500,000 shares (including the Commitment Shares and those potentially issuable under the Initial Pre-Paid Purchase) within 30 days following the initial closing. Additional registration obligations may be triggered if the Company elects to draw any subsequent Pre-Paid Purchases, such that the full $20,000,000.00 of the Commitment Amount (including all shares issuable thereunder) is registered for resale. This summary specifically covers the Commitment Shares and the shares underlying the Initial Pre-Paid Purchase. Any subsequent Pre-Paid Purchase or shares issuable thereunder will be registered pursuant to new or amended registration statements if and when such Pre-Paid Purchases occur.

Use of Proceeds.

We intend to use the net proceeds from any Pre-Paid Purchases primarily for working capital and general corporate purposes, as detailed in the applicable registration statement and in accordance with the terms of the Purchase Agreement. The Company is not obligated to request any Pre-Paid Purchase beyond the initial one.

Potential Dilutive Effects.

Depending on market conditions and other factors, issuances of Common Stock under the Pre-Paid Purchases may result in substantial dilution to existing shareholders. The amount of dilution will depend on various factors, including the number of shares ultimately issued and the applicable Purchase Share Purchase Price at the time of each conversion.

No additional issuance of Common Stock under the Purchase Agreement would occur if it would exceed the Exchange Cap under Nasdaq Listing Rule 5635(d) absent the required stockholder approval. The Company has committed to seeking this approval on or before May 31, 2025, and if not obtained, it will continue seeking such approval every 90 days until the approval is secured, or the Pre-Paid Purchase outstanding balance is otherwise satisfied in accordance with the Purchase Agreement.

This description is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.12 and also is incorporated herein by reference.